                                                                   Exhibit 10.73


                Diversity Entertainment Television/Atlanta L.L.C.
                         Third Patty Licensing Agreement

AGREEMENT

          This agreement is made as of this first day of April, 1998, by and between Diversity Entertainment Television/Atlanta L.L.C. (DETV/ATL), a State of Georgia Limited Liability Company whose principal place of business is in Atlanta, Georgia and Georgia Television Company d/b/a WSB-TV ("WSB-TV"), a Delaware corporation whose place of business is in Atlanta, Georgia, according to the terms and conditions set forth below.

I.        CONTENT/PROGRAM PROVIDER

          WSB-TV shall provide both live and taped local news programming to DETV/ATL for broadcast on its Large Screen Video Display (LSVD) at Underground Atlanta as set forth in Exhibit A.

II.       DUTIES OF PARTIES

          A. WSB-TV shall be responsible for the following services and obligations with respect to providing content/programming on DETV/ATL.

               1. Preparing and delivering to DETV/ATL pre-produced, taped content/programming set forth in Exhibit A ("Taped Programming"), attached hereto and made a part hereof, including, but not limited to, cue sheets of all music intended for use with content/programming.

               2. Preparing and delivering to DETV/ATL live content/programming set forth in Exhibit A ("Live Programming"), attached hereto and made a part hereof

               3. Securing the services of and compensating the technical and creative talent for the production and delivery of the Live Programming and the Taped Programming to a mutually agreed upon delivery point.

               4. Obtaining and hereby granting to DETV/ATL, at no additional cost to DETV/ATL, a license for the music synchronization rights and master recording rights with respect to the Taped Programming.

               5. WSB-TV agrees to use commercially reasonable efforts to obtain any necessary third party rights, releases, clearances, and licenses that -DETV/ATL may need to use the Taped Programming and the Live Programming pursuant to this Agreement (the "Third Party Rights"). At the time DETV/ATL requests Live or Taped Programming from WSB-

                    TV, WSB-TV will inform DETV/ATL of what rights and clearances, including Third Party Rights, WSB-TV has in such programming and what Third Party Rights it did not obtain. It then shall be the sole responsibility of DETV/ATL, prior to its use of the programming, to obtain any necessary Third Party Rights that WSB-TV did not obtain.

               6. During the Term and as soon as possible after the LSVD at Underground Atlanta is frilly operational, WSB-TV shall make a good faith effort to place a permanent camera at the Underground that will provide WSB-TV with live shots of the LSVD. WSB-TV agrees to incorporate one live shot per day from the permanent camera into one of the following parts of a WSB-TV's Action News program: the open, the close, a tease/bump, or a weather background. The timing, placement, and duration of the daily live shot from the permanent camera shall be at WSB-TV's sole discretion. In addition, WSB-TV shall make continuous footage of the LSVD from the permanent camera available on the WSB-TV Web site on the Internet. In the event that a camera cannot be installed at the Underground during the Term, the parties will negotiate in good faith to establish an alternative method for DETV/ATL to obtain the promotion value of having the live shots from the permanent camera displayed on WSB-TV and on WSB-TV's Web site.

               7. WSB-TV agrees to promote the LSVD and WSB-TV's relationship to the LSVD on WSB-TV according to the following schedule:
                    (a) one (1) ten-second mention of the LSVD each day during the block of WSB-TV newscasts that air from Sam to 7am; (b) one (1) ten-second mention of the LSVD each day during the noon WSB-TV newscast; (c) one (1) ten-second mention of the LSVD each day during the block of WSB-TV newscasts that air from 5pm to 7pm; and (d) one (I) mention of the LSVD each day in a station identification spot, which may air anytime between 6am and midnight.

          B. DETV/ATL shall broadcast 7 days per week, 52 weeks per year programming provided by WSB-TV during the Term of this Agreement in accordance with the schedule provided in Exhibit B, provided, however, that DETV/ATL shall not be obligated to broadcast any Live Programming or Taped Programming which is not of "broadcast quality," as determined by DETV/ATL in accordance with normal industry standards of broadcast quality.

               1. DETV/ATL shall make every reasonable effort to broadcast all Live Programming and Taped Programming provided by WSB-TV under this Agreement.

               2. DETV/ATL shall have the right to sell commercials to be broadcast by it on the LSVD with the Taped Programming and Live Programming provided by WSB-TV. DETV/ATL shall retain all advertising revenues generated from these commercials. DETV/ATL shall not broadcast on the LSVD any of the original commercials that may be included in the Live Programming provided by WSB-TV under this Agreement. DETV/ATL represents and warrants that all commercials broadcast on the LSVD with the Taped Programming and the Live Programming will not include: (i) advertisements for tobacco products, illegal drugs, or any product that may not be legally sold within the City of Atlanta, Fulton County or the State of Georgia,
                    (ii) advertisements that contain content that has been prohibited by Article 8 of DETV/ATL's lease with the owners of Underground Atlanta, a copy of which is attached as Exhibit C and made a part hereof, or (iii) advertisements for local television stations other than WSB-TV, ABC national and affiliate networks, and CNN News. Upon fifteen
                    (15) days prior written notice to DETV/ATL, WSB-TV shall have the right to amend this list of prohibited advertisements to be consistent with its own advertising standards.

               3. Upon WSB-TV's prior, written approval, DETV/ATL may merchandise the Live or Taped Programming for "brought to you by" sponsorships. DETV/ATL will notify WSB-TV prior to committing to any such sponsor and will give WSB-TV final approval over any sponsorship of a WSB-TV program segment. In addition, DETV/ATL will provide WSB-TV with prior approval over the content of any "brought to you by" sponsorship message that will air with the Live or Taped Programming. WSB-TV agrees to respond to DETV/ATL's requests for approval within twenty-four (24) hours during the business week.

               4. DETV/ATL agrees that, during the term of this Agreement, WSB-TV shall be the exclusive provider of local news programming and information and programs of local interest for DETV/ATL's LSVD. DETV/ATL will not use any program material from any other local television affiliate or network, except CNN News. In addition, the previous sentence notwithstanding, DETV/ATL may obtain programs of local interest directly from Georgia Public Television ("GPTV") or may create original programs of local interest for use on the LSVD. In the event that DETV/ATL desires to obtain local news programming or programs of local interest from a party other than GPTV, WSB-TV, or CNN News, such as, programming from ABC-TV or any of ABC's related production entities (i.e. ESPN and Disney), DETV/ATL will first obtain prior written approval from WSB-TV.

               5. Other than WSB-TV, ABC-TV, CNN News (including CNN News' parent, subsidiaries or companies wholly owned by CNN News' parent or subsidiaries), and ABC-related production properties (i.e. ESPN and Disney), DETV/ATL will not accept any local television station advertising for placement on DETV/ATL's LSVD at Underground Atlanta.

               6. In the event that, pursuant to Section ll.A.5 above, WSB-TV informs DETV/ATL that it has only obtained some, but not all, of the necessary Third Party Rights for the use of the Live Programming and Taped Programming, DETV/ATL shall be ultimately and solely responsible for obtaining, prior to its use of the Live Programming or Taped Programming, any necessary Third Party Rights that WSB-TV did not obtain.

               7. DETV/ATL shall be responsible for the payment of all residuals, royalty fees, contributions and other benefits required under applicable guild, or other agreements arising in connection with the exhibition of the Taped Programming or the Live Programming on the LSVD. WSB-TV shall be responsible for the payment of all residuals, royalty fees, contributions and other benefits required under applicable guild, or other agreements arising in connection with the exhibition of the Taped Programming or the Live Programming on WSB-TV or on other mediums other than DETV/ATL's LSVD. At the time DETV/ATL requests Live or Taped Programming, WSB-TV will inform DETV/ATL whether, to the best of WSB-TV's knowledge, DETV/ATL's use of such programming will trigger an obligation to pay residuals, royalty fees, or other benefits required under applicable guild or other agreements.

III.    BROADCAST RIGHTS: ANCILLARY RIGHTS

        A. WSB-TV hereby grants to DETV/ATL the non-exclusive right, license and privilege to exhibit, distribute, and perform those audio visual broadcasts of the Live Programming and Taped Programming pursuant to this Agreement on DETV/ATL's LSVD for one (1) year commencing on the first day that the LSVD at Underground Atlanta is frilly operational and terminating exactly one year (365 days) thereafter (the "Term").

          B. DETV/ATL agrees not to edit, dub, and revise the Taped or Live Programming, or replace or superimpose matter over the music or sound effects track in the Taped or Live Programming. The previous sentence notwithstanding, WSB-TV grants DETV/ATL the right to determine how much of the Live Programming actually will be displayed on the LSVD. However, DETV/ATL will use its best efforts to begin and end its carriage of any of the Live Programming at a commercial break. WSB-TV will provide DETV/ATL with taped, standard entrance and exit footage that DETV/ATL agrees to exhibit on the LSVD directly before and after it exhibits the Live Programming on the LSVD.

          C. Upon the prior, written approval of WSB-TV, DETV/ATL shall have the right to use portions of the WSB-TV Live Programming or Taped Programming or footage therefrom, in connection with the promotion and advertising of the programming. In addition, upon the prior, written approval of WSB-TV, DETV/ATL shall have the right to create opening and closing materials for the programming hereunder and, upon the prior, written approval of WSB-TV, DETV/ATL shall have the right to utilize the images derived from excerpts of the programming, reconfigure them for inclusion in opening and closing materials, and on-air promotional materials. DETV/ATL agrees not to display on the LSVD any material containing WSB-TV video or materials, including without limitation the Live or Taped Programming, or mentioning or using WSB-TV productions, personnel or trademarks, without the express, prior written approval of WSB-TV. Any use of the Live Programming or Taped Programming or other WSB-TV material, personnel or trademarks in promotions, advertising, openings, or closings, or other LSVD content without the express, written approval of WSBTV shall be a breach of the agreement and shall void any and all representations and indemnifications regarding such programming or material.

IV.       COMPENSATION

          A. As compensation for providing the Live Programming and the Taped Programming during the Term, DETV/ATL shall grant WSB-TV the exclusive local promotional rights and the commercial advertising time set forth in Exhibits A and B.

          B. It is understood that such compensation shall constitute frill payment for all services and content/programming which DETV/ATL shall obtain from WSB-TV hereunder and no additional payment shall be required for such services and content/programming.

V.        EFFECTIVE DATE

          This Agreement shall be effective upon frill execution of this Agreement.

VI.       INDEMNIFICATION

          A. WSB-TV shall indemnify, defend and hold harmless DETV/ATL, its affiliates and subsidiaries (and their respective directors, officers, employees, agents, successors, and assigns) from and against any and all third party actions, suits, proceedings, judgments, demands or claims, liabilities, loss or expenses whatsoever (including reasonable attorneys' fees) incurred in connection with or arising from WSB-TV's breach of this Agreement, or representation or warranty of WSB-TV made hereunder.

          B. DETV/ATL shall indemnify, defend and hold harmless WSB-TV, its affiliates and subsidiaries (and their respective directors, officers, employees, agents, successors, and assigns) from and against any and all third party actions, suits, proceedings, judgments, demands, pr claims, liabilities, loss or expenses whatsoever (including reasonable attorneys' fees) incurred in connection with or arising from DETV/ATL's breach of this Agreement, or representation or warranty of DETV/ATL made hereunder.

          C. All agreements between WSB-TV and third parties, or DETV/ATL and third parties, shall be the sole responsibility of the contracting party and the other shall have no liability for the same.

          D. The indemnification described in this Section shall survive the termination or expiration of this Agreement.

VII.      DELIVERY

          A. WSB-TV agrees to deliver the Live Programming to a mutually agreed upon delivery point, within the WSB-TV studio, via fiber optic, microwave or satellite signal feed. All transmissions of the Live Programming from the delivery point to the LSVD shall be at DETV/ATL sole expense. The previous sentence notwithstanding, the parties may agree to have DETV/ATL intercept the signal of the Live Programming at a location outside the WSB-TV studio, provided that DETV/ATL pays for the costs of intercepting the signal. DETV/ATL will provide the electronic interface to process the signal feed via fiber optic, microwave or satellite transmission, at DETV/ATL's sole expense.

          B. WSB-TV agrees to deliver the following, at WSB-TV's sole expense, to a mutually agreed upon delivery point with respect to the Taped Programming (i) one BETA SP videotape master or umatic SP video master, whichever is available, (NTSC) with one-minute color bars and tone: with SNIPTE drop frame time code; starting at 01:00:00; one protection dub; (ii) music cues, commercial cues, and formal sheets, if any directed to: Edward J. Anderson, II, V.P. of Operations.

VIII.     RIGHTS OF PARTIES.

          A. The Live Programming and the Taped Programming and all elements thereof, shall be the sole and exclusive property of WSB-TV and may only be used or exploited by DETV/ATL in the manner set forth herein. Any rights not specifically granted herein to DETV/ATL are expressly reserved by WSB-TV.

          B. Nothing herein shall be deemed to prohibit DETV/ATL from developing, producing, distributing or exhibiting programs similar in format or subject matter to the content/programming provided by WSB-TV; however, DETV/ATL agrees that it shall not exhibit any such program that may be deemed to infringe upon any of WSB-TV's rights in the Taped Programming or the Live Programming.

          C. WSB-TV hereby grants to DETV/ATL the right to publicize and advertise the Live Programming and the Taped Programming in any/all media, including, but not limited to, the right to disseminate, reproduce, print and publish the names biographies, voices and likeness of the principal participants appearing in the programming in connection with such publicity and advertising; provided that DETV/ATL obtains WSB-TV's prior written approval over any such publicity or advertising and obtain permission from any necessary third parties. WSB-TV, in its sole discretion, may provide to DETV/ATL, without additional cost, pertinent promotional material available to WSB-TV regarding the programming, and DETV/ATL shall have the right to distribute such material for promotion of the programming.

IX.       PAYMENT FOR INCLUDED MATTER

                   WSB-TV represents and warrants that its employees or affiliates shall not pay, accept payment on service or valuable consideration from, or knowingly permit any of its agents or subcontractors to accept or pay, any money service or other valuable consideration for the inclusion of matter plug, reference, or product identification in the broadcast of the content/programming without first disclosing such information to DETV/ATL and obtaining the prior approval of DETV/ATL's Legal Counsel.

x.        REPRESENTATIONS AND WARRANTIES

          A.   Each party represents and warrants to the other:

               1. that it has frill legal right, power and authority to enter into and perform its obligations hereunder; and

               2. that it has not entered into, nor will it enter into, any contract or other agreement which would conflict with, prohibit or interfere with the frill performance of its obligations hereunder or with the frill enjoyment by the other party of the rights granted herein.

               3. that it shall use its commercially reasonable efforts to ensure that Live Programming and Taped Programming is completed and ready for airing at mutually agreed upon dates and times.

          B.   WSB-TV further represents and warrants to DETV/ATL:

               1. that it shall use commercially reasonable efforts to obtain all Third Party Rights from the talent, guests or other artists participating in the Live Programming or Taped Programming or will inform DETV/ATL that it did not obtained such rights prior to the airing of said programming on DETV/ATL.

               2. that, subject to Sections II.A.5, II.B.5, and II.B.6 regarding obtaining required Third Party Rights, WSB-TV has or will obtain, at its own cost and expense, distribution and exhibition rights in and to the Live and Taped Programming and the character, concepts and ideas contained therein, and that it has the frill legal right, power and authority to enter into and perform this Agreement and to grant to DETV/ATL all the rights granted herein including, without limitation, the rights to broadcast and otherwise exploit the Live and Taped Programming.

               3. that the performing rights for the music contained in the Taped Programming and the Live Programming are (i) controlled by a performing rights society having jurisdiction, (ii) in the public domain, or (iii) controlled by WSB-TV to the extent necessary so that no additional clearance of or payment with respect to such performance rights is required for use of the content/programming provided hereunder. The parties agree that, if necessary, DETV/ATL shall obtain any necessary music performance licenses for the performance of the Live Programming and Taped Programming from any performing rights societies having jurisdiction.

               4. that it shall have obtained and hereby grants to DETV/ATL, at no additional cost to DETV/ATL, the music synchronization rights and master recording rights with respect to the Taped Programming.

               5. that it will inform DETV/ATL, at the time that DETV/ATL requests the Live and Taped Programming, what rights, including Third Party Rights, WSB-TV has in such programming and what Third Party Rights it did not obtain.

               6. that, subject to Sections II.A.5, II.B.5, and II.B.6 regarding obtaining required Third Party Rights, the Live and Taped Programming is original and does not infringe the copyright or any other proprietary right of any person, firm or other entity and neither the Live Programming, the Taped Programming, nor the production or any use hereunder of the Live or Taped Programming or any visual or aural element thereof, will infringe on any trademark or trade name of, violate any right of privacy or right of publicity of, or constitute a libel or slander against, any person, firm or other entity;

               7. that DETV/ATL will not be obligated to make payments or to pay any other consideration to WSB-TV, except as expressly specified in this Agreement in connection with the exercise of the rights granted to DETV/ATL.

          C.   DETV/ATL further represents and warrants to WSB-TV:

               1. that it will provide WSB-TV with Promotional Use release forms authorizing rights clearances from the talent, guests and other artists participating in Live and Taped Programming airing on DETV/ATL.

               2. that it will be ultimately responsible for obtaining all necessary Third Party Rights for its use of the Live and Taped Programming on the LSVD that WSB-TV was unable to or did not obtain.

               3. that it will inform WSB-TV of any and all legal precedent, laws, or regulations relating to the LSVD or the clearance of programming for use on the LSVD that DETV/ATL becomes aware of and that may be relevant to the performance and obligations of the parties under this Agreement.

          D. The representations and warranties of this Section X shall survive the expiration or earlier termination of this Agreement.

XI.       RIGHT OF FIRST REFUSAL

          A. DETV/ATL agrees to offer first, in writing, to WSB-TV, an agreement to renew or extend this Agreement for an additional one
               (1) year period. If WSB-TV does not accept DETV/ATL's agreement within thirty (30) days of receipt of the offer, DETV/ATL may offer an identical agreement for the right to be the exclusive provider of local news programming and programs of local interest for the LSVD in Underground Atlanta to other local television stations. In the event that DETV negotiates an agreement with another party that is not identical to the agreement it offered WSB-TV, DETV shall provide WSB-TV with written notice of such proposed agreement with such other party and will give WSB-TV thirty (30) days to accept or reject that proposed agreement. If WSB-TV accepts the agreement, WSB-TV and DETV/ATL shall enter into the agreement. If WSB-TV rejects the agreement, DETV/ATL is free to enter into that proposed agreement with another party.

          B. If DETV/ATL plans to operate another LSVD at a location other than Underground Atlanta in the Atlanta television market, DETV/ATL agrees to offer first, in writing, to WSB-TV an agreement to be the exclusive provider of local news programming and programs of local interest for that other LSVD. If WSBTV does not accept DETV/ATL's agreement within thirty (30) days of receipt of the offer, DETV/ATL may offer an identical agreement for the right to be the exclusive provider of local news programming and programs of local interest for that other LSVD to other local television stations. In the event that DETV negotiates an agreement with another party that is not identical to the agreement it offered WSB-TV, DETV shall provide WSB-TV with written notice of such proposed agreement with such other party and will give WSB-TV thirty (30) days to accept or reject that proposed agreement. If WSB-TV accepts the agreement, WSB-TV and DETV/ATL shall enter into the agreement. If WSB-TV rejects the agreement, DETV/ATL is free to enter into that proposed agreement with another party.

XIII.     TERMINATION

          Either party shall have the right to terminate the Agreement without further obligation to the other upon the occurrence of a material breach of this Agreement by the other party, which continues for a period of thirty (30) days or longer. In addition, WSB-TV shall have the right to -terminate this Agreement without further obligation, for any reason or for no reason upon ninety

(90) days prior written notice to DETV/ATL. However, no termination of this Agreement shall act to waive or otherwise limit either party's rights under this Agreement.

XIII.     GOVERNING LAW

          This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia.

XIV.      ASSIGNMENT

          Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party (unless such assignment is to an affiliate or successor in interest).

XV.       FORCE MAJEURE

          Neither party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, failure of suppliers to perform, governmental regulations, power failure(s), earthquakes, or other disasters.

XVI.      COMMUNICATIONS REGARDING THIRD PARTY RIGHTS

          The parties agree that all communications from WSB-TV to DETV/ATL regarding the Third Party Rights referred to in this Agreement must be in writing and signed by either WSBTV's Vice President and General Manager or WSB-TV's Director of Local Programming. Any other communications regarding the Third Party Rights referred to in this Agreement shall not be valid or binding on WSB-TV under this Agreement.

XVII.     ENTIRE AGREEMENT

          This Agreement contains the entire understanding of the agreement between the parties with respect to the subject matter hereof and shall supersede all prior agreements, understandings, communications and proposals, whether oral or written. This Agreement may not be modified or amended except in a writing executed by DETV/ATL and WSB-TV which refers to this Agreement. Any modifications or amendments to this Agreement must be signed on behalf of WSB-TV by WSB-TV's Vice President and General Manager.

XVIII.    BINDING NATURE

          This Agreement will not be binding on either party unless and until the Agreement has been signed by both parties and a frilly executed copies of the Agreement have been delivered to both parties.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated below.


By: /s/ Tyrone C. Johnson               By:  /s/ Gregory J. Stone
   --------------------------              -----------------------------
For DETV/ATL                           For WSB-TV

Date:   04/01/98                        Date:    04/01/98
     ------------------------                ---------------------------

                                    EXHIBIT A

A. Live Programming: WSB-TV will produce and provide live, local news programming to DETV/ATL to air on the DETV/ATL screen at Underground Atlanta every day, subject to the possible preemption of such live, local news programming by other programming that has not been licensed to DETV/ATL for use on the LSVD. WSB-TV shall make a good faith effort to promptly notify DETV/ATL of any such preemption. WSB-TV, in consultation with DETV/ATL, shall determine what portion of the programming hours outlined on Exhibit B shall be live, local news programming.

B. Taped Programming: WSB-TV will produce and provide taped, local news programming to DETV/ATL to air on the DETV/ATL screen at Underground Atlanta. WSB-TV, in consultation with DETV/ATL, shall determine what portion of the programming hours outlined on Exhibit B shall be taped, local news programming.

C. If needed, WSB-TV will provide consultation to DETV/ATL, at no cost to WSB-TV, for technical and logistical issues, such as audio and program delivery.

D.        DETV/ATL Special Programming Opportunities
          If agreed to by the parties and subject to third party rights, WSB-TV may provide DETV/ATL with such special programming as the Salute 2 America Parade, the Egleston Children's Parade, Monica Kaufman Closeups, and People 2 People. At this time, DETY/ATL reserves the right to work with WSB-TV on clearing these programs for broadcast on an opportunity specific basis.

E.        DETV/ATL Special Program Segment Opportunities
          If agreed to by the parties and subject to third party rights, WSB-TV shall provide DETV/ATL with program segment opportunities, including, but not limited to, Consumer Reports and Health Reports, that DETV/ATL may incorporate into its daily programming schedule.

F. DETV/ATL shall provide WSB-TV with at least sixteen (16) thirty (30) second promotional advertising spots per day, twelve (12) of which shall appear on the LSVD between 8:00 a.m. and 6:00 p.m.

                                    EXHIBIT B

               PROPOSED WSB-TV LOCAL NEWS PROGRAMMING ON DETV/ATL


        Hour            WSB-TV
                        Programming             Total Minutes          Minutes                 Minutes
                        Minutes/Hour            Mon - Fri              Saturday                Sunday
------------------------------------------------------------------------------------------------------
7am                          12                      60
------------------------------------------------------------------------------------------------------
8am                           4                      20
------------------------------------------------------------------------------------------------------
9am                           4                      20
------------------------------------------------------------------------------------------------------
10am                          4                      20
------------------------------------------------------------------------------------------------------
11am                          4                      20
------------------------------------------------------------------------------------------------------
12noon                       12                      60                     12                      12
------------------------------------------------------------------------------------------------------
1pm                           4                      20                      4                       4
------------------------------------------------------------------------------------------------------
2pm                           4                      20                      4                       4
------------------------------------------------------------------------------------------------------
3pm                           4                      20                      4                       4
------------------------------------------------------------------------------------------------------
4pm                           4                      20                      4                       4
------------------------------------------------------------------------------------------------------
5pm                          30                     150                      4                       4
------------------------------------------------------------------------------------------------------
6pm                           4                      20                     30                      30
------------------------------------------------------------------------------------------------------
7pm                           4                      20                      4                       4
------------------------------------------------------------------------------------------------------
8pm                          --                      --                     --                      --
------------------------------------------------------------------------------------------------------
9pm                          --                      --                     --                      --
------------------------------------------------------------------------------------------------------
10pm                         --                      --                     --                      --
------------------------------------------------------------------------------------------------------
11pm                         --                      --
------------------------------------------------------------------------------------------------------
                                                    470                     66                      66
------------------------------------------------------------------------------------------------------


                     WEEKLY WSB-TV PROGRAMMING MINUTES = 602

               WSB-TV WEEKLY PROMOTIONAL ADVERTISING MINUTES = 55*




                         *Not represented in above chart

                                    EXHIBIT C

[Attach a Copy of Article 8 of the Lease between DETV/ATL and Underground
Atlanta]